UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): March 9, 2026

AGL PRIVATE CREDIT INCOME FUND

(Exact Name of Registrant as Specified in Its Charter)

814-01782

(Commission File Number)

Delaware	99-4917603
(State or Other Jurisdiction of Incorporation)	(I.R.S. Employer Identification No.)

535 Madison Avenue, 24th Floor,

New York, NY 10022

(Address of principal executive offices) (Zip code)

(212) 973-8600

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter):

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

AGL Enhanced PC Income I LLC (“AGL EPCI I”)

On March 9, 2026, AGL Private Credit Income Fund (the “Company”) and certain vehicles managed by Vintage Strategies at Goldman Sachs Alternatives (“Vintage Strategies”) entered into an amended and restated limited liability company agreement for AGL EPCI I (the “LLC Agreement”), an unconsolidated entity. The Company and Vintage Strategies will invest up to $300 million in the aggregate in AGL EPCI I, with us investing up to $75 million and Vintage Strategies investing up to $225 million. In addition, AGL EPCI I has secured $250 million in third-party debt financing, which it expects to execute on March 23, 2026. It is expected that AGL EPCI I will be principally focused on U.S. senior secured, corporate direct lending, consistent with our core origination strategy.

The description above is only a summary of the material terms included in the LLC Agreement and is qualified in its entirety by reference to a copy of the LLC Agreement, filed as Exhibit 10.1 to this report on Form 8-K.

Item 7.01. Regulation FD Disclosure

On March 13, 2026, a website announcement was posted regarding the establishment of AGL EPCI I. A copy of the announcement is furnished as Exhibit 99.1 to this report on Form 8-K and is incorporated herein by reference.

The information presented under Item 7.01, including Exhibit 99.1 furnished herewith, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and shall not be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended (the “Securities Act”), or under the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Forward-Looking Statements

This report on Form 8-K, including Exhibit 99.1 furnished herewith, may contain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. You should understand that under Section 27A(b)(2)(B) of the Securities Act and Section 21E(b)(2)(B) of the Exchange Act the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995 do not apply to forward-looking statements made in periodic reports the Company files under the Exchange Act. All statements other than statements of historical facts are forward-looking statements and are not guarantees of future performance or results and involve a number of risks and uncertainties. Actual results may differ materially from those in the forward-looking statements as a result of a number of factors, including those described from time to time in filings with the Securities and Exchange Commission. The Company undertakes no duty to update any forward-looking statement made herein. You should not place undue influence on such forward-looking statements as such statements speak only as of the date on which they are made.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits

10.1	Limited Liability Company Agreement of AGL Enhanced PC Income I LLC, dated as of March 9, 2026, by and among AGL Private Credit Income Fund, VCOP Holdings 1002 LP and PEX Holdings 1010 LP.

99.1	Website Announcement dated March 13, 2026.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Dated: March 13, 2026

AGL PRIVATE CREDIT INCOME FUND

By:	/s/ TAYLOR BOSWELL
Taylor Boswell
Chief Executive Officer